                                                                  EXHIBIT 10.1

             CONSENT, WAIVER AND FIRST AMENDMENT TO CREDIT AGREEMENT


         This CONSENT, WAIVER AND FIRST AMENDMENT TO CREDIT AGREEMENT ("Amendment") is dated as of June 15, 2000, and is entered into by and between Cherokee International, LLC, a California limited liability company ("Borrower"), Heller Financial, Inc., in its capacity as Agent for the Lenders party to the Credit Agreement described below ("Agent"), and the Lenders which are signatories hereto.

         WHEREAS, Agent, Lenders and Borrower are parties to a certain Credit Agreement dated April 30, 1999 (as such agreement has from time to time been amended, supplemented or otherwise modified, the "Agreement"); and

         WHEREAS, the Company desires to acquire Industrial and Telecommunications Systems S.C.A., a Belgian company ("ITS OpCo") and Industrial and Telecommunications Systems SPRL, a Belgian company ("ITS MgmtCo"; together with ITS OpCo hereinafter sometimes referred to collectively as "ITS"); and

         WHEREAS, the parties desire to amend the Agreement as hereinafter set forth.

         NOW THEREFORE, in consideration of the mutual conditions and agreements set forth in the Agreement and this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. DEFINITIONS. Capitalized terms used in this Amendment, unless otherwise defined herein, shall have the meaning ascribed to such terms in the Agreement.

         2. AMENDMENTS. Subject to the conditions set forth below, the Agreement is amended as follows:

                  (a) Subsection 1.2 is amended by deleting the definition of "LIBOR" and inserting the following in lieu thereof:

                           "LIBOR" means, for each Interest Period, a rate per annum equal to:

                           (a) the offered rate for deposits in U.S. dollars in an amount comparable to the amount of the applicable Loan in the London interbank market which is published by the British Bankers' Association, and that currently appears on Telerate Page 3750, or any other source available to Agent, as of 11:00 a.m. (London time) on the day which is two (2) Business Days prior to the first day of the relevant Interest Period for a term comparable to such Interest Period; or if, for any reason, such a rate is not published by the British Bankers' Association on Telerate or any other source available to Agent, the rate per annum equal to the average rate (rounded upwards, if necessary, to the nearest 1/100 of 1%) at which Agent determines that U.S. dollars in an amount comparable to the amount of the applicable Loans are being offered to prime banks at approximately 11:00 a.m. (London time) on the day which is two (2) Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period for settlement in immediately available funds by leading banks in the London interbank market selected by Agent DIVIDED BY

                           (b) a number equal to 1.0 MINUS the aggregate (but without duplication) of the rates (expressed as a decimal fraction) of reserve requirements in effect on the day which is two (2) Business Days prior to the beginning of such Interest Period (including, without limitation, basic, supplemental, marginal and emergency reserves under any regulations of the Board of Governors of the Federal Reserve System or other governmental authority having jurisdiction with respect thereto, as now and from time to time in effect) for Eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in Regulation D of such Board) which are required to be maintained by a member bank of the Federal Reserve System; such rate to be rounded upward to the next whole multiple of one-sixteenth of one percent (.0625%).

                  (b) Subsection 1.1(A) is amended by deleting such subsection in its entirety and inserting the following in lieu thereof:

                           (A)      TERM LOANS.

                  (i) Each Lender agrees, severally and not jointly, to lend to Borrower in one draw on the Closing Date, its Pro Rata Share of the aggregate amount of $50,000,000.00 (the "Term Loan A"). Borrower shall repay the Term Loan A through periodic payments on the dates and in the amounts indicated below ("Term Loan A Scheduled Installments"). Amounts borrowed under this subsection 1.1(A)(i) and repaid may not be reborrowed.


                                    DATE                               SCHEDULED INSTALLMENT
                                    ----                               ---------------------

                                    September 30, 1999                          $625,000.00
                                    December 31, 1999                           $625,000.00
                                    March 31, 2000                              $625,000.00
                                    June 30, 2000                               $582,278.48
                                    September 30, 2000                          $1,397,468.35
                                    December 31, 2000                           $1,397,468.35
                                    March 31, 2001                              $1,397,468.35
                                    June 30, 2001                               $1,397,468.35


                                       2

                                    September 30, 2001                          $1,863,291.14
                                    December 31, 2001                           $1,863,291.14
                                    March 31, 2002                              $1,863,291.14
                                    June 30, 2002                               $1,863,291.14
                                    September 30, 2002                          $2,072,911.39
                                    December 31, 2002                           $2,072,911.39
                                    March 31, 2003                              $2,072,911.39
                                    June 30, 2003                               $2,072,911.39
                                    September 30, 2003                          $2,562,025.32
                                    December 31, 2003                           $2,562,025.32
                                    March 31, 2004                              $2,562,025.32
                                    June 30, 2004                               $2,562,025.32
                                    September 30, 2004                          $3,144,303.80
                                    December 31, 2004                           $3,144,303.80
                                    March 31, 2005                              $3,144,303.80
                                    April 30, 2005                              The remaining unpaid principal
                                                                                balance of the Term Loan A


                  (ii) Each Term Loan B Lender agrees, severally and not jointly, to lend to Borrower in one draw on the First Amendment Closing Date, its Pro Rata Share of the aggregate amount of $8,000,000.00 (the "Term Loan B"). Borrower shall repay the Term Loan B through periodic payments on the dates and in the amounts indicated below ("Term Loan B Scheduled Installments"). Amounts borrowed under this subsection 1.1(A)(ii) and repaid may not be reborrowed.


                                    June 30, 2000                               $20,000.00
                                    September 30, 2000                          $20,000.00
                                    December 31, 2000                           $20,000.00
                                    March 31, 2001                              $20,000.00
                                    June 30, 2001                               $20,000.00
                                    September 30, 2001                          $20,000.00
                                    December 31, 2001                           $20,000.00
                                    March 31, 2002                              $20,000.00
                                    June 30, 2002                               $20,000.00
                                    September 30, 2002                          $20,000.00
                                    December 31, 2002                           $20,000.00
                                    March 31, 2003                              $20,000.00
                                    June 30, 2003                               $20,000.00
                                    September 30, 2003                          $20,000.00
                                    December 31, 2003                           $20,000.00
                                    March 31, 2004                              $20,000.00
                                    June 30, 2004                               $20,000.00
                                    September 30, 2004                          $20,000.00
                                    December 31, 2004                           $20,000.00
                                    March 31, 2005                              $20,000.00


                                        3

                                    April 30, 2005         The remaining unpaid principal
                                                           balance of the Term Loan B


                  (c) Subsection 1.1(E)(ii) is amended by deleting such subsection in its entirety and inserting the following in lieu thereof:

                  (ii) a Note to evidence each Term Loan, such Notes to be in the principal amount of such Lender's Pro Rata Share of the respective Term Loans

                  (d) Subsection 1.2(A)(2) is amended by deleting such subsection in its entirety and inserting the following in lieu thereof:

                  (2)      The Term Loans shall bear interest as follows:

                           (a) If a Base Rate Loan, then at the sum of the Base Rate PLUS the Base Rate Margin applicable to the respective Term Loan.

                           (b) If a LIBOR Loan then at the sum of the LIBOR PLUS the LIBOR Margin applicable to the respective Term Loan.

                  (e) Subsection 1.2(A) is amended by deleting the Pricing Table appearing in such subsection in its entirety and inserting the following Pricing Table in lieu thereof:

                                  PRICING TABLE


====================================================================================================================
        Total Indebtedness                 Base Rate            Base               LIBOR               LIBOR
        to Pro Forma EBITDA                  Margin             Rate              Margin               Margin
               Ratio                                           Margin
                                    --------------------------------------------------------------------------------
                                           Revolving            Term             Revolving              Term
                                           Loans and           Loan B            Loans and             Loan B
                                          Term Loan A                           Term Loan A
--------------------------------------------------------------------------------------------------------------------
Greater than or equal to                     1.75%              2.25%              3.00%               3.50%
5.50:1
--------------------------------------------------------------------------------------------------------------------
Greater than or equal to                     1.50%              2.00%              2.75%               3.25%
4.75:1 but less than
5.50:1
--------------------------------------------------------------------------------------------------------------------
Greater than or equal to                     1.25%              1.75%              2.50%               3.00%
4.00:1 but less than
4.75:1
--------------------------------------------------------------------------------------------------------------------
Greater than or equal to                     1.00%              1.75%              2.25%               3.00%
3.25:1 but less than
4.00:1
--------------------------------------------------------------------------------------------------------------------
Less than 3.25:1                             0.75%              1.75%              2.00%               3.00%
====================================================================================================================


                  (f) Subsection 1.2(G) is amended by deleting the first two sentences of such subsection in its entirety and inserting the following sentences in lieu thereof:

         All Loans made on the Closing Date and the Term Loan B made on the First Amendment Closing Date shall be Base Rate Loans and remain so for three (3) days. Borrower may request that Revolving Loans to be made be LIBOR Loans, that outstanding portions of the Term Loans be converted to LIBOR Loans and that all or any portion of a LIBOR Loan be continued as a LIBOR Loan upon expiration of the applicable Interest Period.

                  (g) Subsection 1.5(A) is amended by deleting such subsection in its entirety and inserting the following in lieu thereof:

                           (A) VOLUNTARY PREPAYMENT OF TERM LOANS. At any time, Borrower may prepay the Term Loans, in whole or in part, but with LIBOR Breakage Fees, if applicable. Borrower may prepay Term Loan B before or on a Pro Rata basis with Term Loan A. Payments shall be applied in accordance with subsection 1.5(E) or as otherwise may be agreed to by Requisite Lenders.

                  (h) Section 3 is amended by inserting the following at the end of said section:

                           3.15 ITS COMPANY RESTRICTIONS. Borrower will not at any time permit (i) Cherokee Netherlands I B.V. to engage in any line of business or conduct any business operations other than acting as a single purpose holding company of the stock of Cherokee Netherlands II B.V., nor permit Cherokee Netherlands I B.V. to have any Indebtedness or any creditor other than Indebtedness owing to the Borrower in accordance with the terms hereof which is subject to the Tri-Party Agreement Re: Payment Procedures, (ii) Cherokee Netherlands II B.V. to engage in any line of business or conduct any business operations other than acting as a single purpose holding company of the stock of Cherokee Belgium I, nor permit Cherokee Netherlands II B.V. to have any Indebtedness or any creditor other than Indebtedness owing to the Cherokee Netherlands I B.V. in accordance with the terms hereof,
         (iii) Cherokee Belgium I to engage in any line of business or conduct any business operations other than acting as a single purpose holding company of the stock of Industrial and Telecommunications Systems S.C.A. and/or Industrial and Telecommunications Systems SPRL, nor permit Cherokee Belgium I to have any Indebtedness or any creditor other than Indebtedness owing to Cherokee Netherlands II B.V. in accordance with the terms hereof. The Borrower will not permit the ITS Companies to form or permit to exist any Subsidiary other than those in existence on June 15, 2000 and as disclosed to the Banks prior to such date. The Borrower will at all times maintain ownership of 100% of the capital stock of Cherokee Netherlands I B.V.

                  (i) Subsection 3.1(B) is deleted in its entirety and the following is substituted in lieu thereof:

                           (B) Indebtedness owing: (a) by the Borrower to a Subsidiary; (b) by a Domestic Subsidiary to the Borrower or a Subsidiary; (c) by a Foreign Subsidiary, other than an ITS Company, owing to the Borrower or any Domestic Subsidiary in an aggregate amount not to exceed $7,500,000.00; (d) by the ITS Companies owing to non-affiliated third parties in an aggregate amount not to exceed $5,000,000.00; and (e) in connection with the ITS acquisition, by the ITS Companies and Borrower to each other and Borrower, as applicable, in an aggregate amount not to exceed $53,000,000.00.

                  (j) Subsection 3.3 is amended by inserting the following at the end of said subsection:

                           (L) Following the First Amendment Closing Date, Investments in the ITS Companies not to exceed $3,500,000.00 in the aggregate at any time.

                  (k) Subsection 4.1 is amended by deleting such subsection in its entirety and inserting the following Subsection in lieu thereof:

                  4.1 CAPITAL EXPENDITURE LIMITS. Borrower shall not permit the aggregate amount of all Capital Expenditures of Borrower and its Subsidiaries to exceed (the "Capex Limit"): (i) from the Closing Date through and including December 31, 1999, $2,100,000.00, (ii) for calendar year 2000, $5,500,000.00, (iii) for calendar year 2001, $7,000,000.00 plus 10% of the amount of EBITDA for such calendar year (and NOT on Pro Forma EBITDA) in excess of $48,000,000.00, and (iv) for each calendar year after 2001, $4,600,000.00 annually plus 10% of the amount of EBITDA for such calendar year (and NOT on Pro Forma EBITDA) in excess of $48,000,000.00.

                  (l) Subsection 4.3 is amended by deleting such subsection in its entirety and inserting the following Subsection in lieu thereof:

                  4.3 FIXED CHARGE COVERAGE. Borrower shall not permit the Fixed Charge Coverage on the last day of any fiscal quarter ending during any of the periods set forth below to be less than the Fixed Charge Coverage set forth below for such period.


                  ------------------------------------------------------------------
                                  PERIOD                        MINIMUM FIXED
                                                               CHARGE COVERAGE
                  ------------------------------------------------------------------
                  Closing Date through                              1.05x
                  12/31/99
                  ------------------------------------------------------------------
                  1/1/00 through 3/31/00                            1.10x
                  ------------------------------------------------------------------
                  4/1/00 through 12/31/01                           1.00x
                  ------------------------------------------------------------------
                  1/1/02 through 9/30/03                            1.05x
                  ------------------------------------------------------------------
                  Thereafter                                        1.10x
                  ------------------------------------------------------------------


         "Fixed Charge Coverage" will be calculated as illustrated on Exhibit 4.6(D).

                  (m) Subsection 4.4 is amended by deleting such subsection in its entirety and inserting the following Subsection in lieu thereof:

                  4.4 TOTAL INTEREST COVERAGE. Borrower shall not permit the Total Interest Coverage on the last day of any fiscal quarter ending during any of the periods set forth below to be less than the Total Interest Coverage set forth below for such period:


                  ------------------------------------------------------------------
                                  PERIOD                        MINIMUM TOTAL
                                                              INTEREST COVERAGE
                  ------------------------------------------------------------------
                  Closing Date through                              1.80x
                  12/31/99
                  ------------------------------------------------------------------
                  1/1/00 - 3/31/00                                  2.10x
                  ------------------------------------------------------------------
                  4/1/00 - 12/31/00                                 1.60x
                  ------------------------------------------------------------------
                  1/1/01 - 6/30/01                                  1.65x
                  ------------------------------------------------------------------
                  7/1/01 - 9/30/01                                  1.75x
                  ------------------------------------------------------------------
                  10/1/01 - 12/31/01                                1.90x
                  ------------------------------------------------------------------
                  1/1/02 - 6/30/02                                  2.20x
                  ------------------------------------------------------------------
                  7/1/02 - 12/31/02                                 2.45x
                  ------------------------------------------------------------------
                  Thereafter                                        2.75x
                  ------------------------------------------------------------------


         "Total Interest Coverage" will be calculated as illustrated on Exhibit 4.6(D).

                  (n) Subsection 4.5 is amended by deleting such subsection in its entirety and inserting the following Subsection in lieu thereof:

                           4.5      TOTAL INDEBTEDNESS TO PRO FORMA EBITDA
RATIO. Borrower shall not permit the Total Indebtedness to Pro Forma EBITDA Ratio calculated as of the last day of any fiscal quarter for any of the periods set forth below to be greater than the Total Indebtedness to Pro Forma EBITDA Ratio set forth below for such period:


                  ----------------------------------------------------------------
                                  PERIOD                        MAXIMUM TOTAL
                                                               INDEBTEDNESS TO
                                                                  PRO FORMA
                                                                EBITDA RATIO
                  ----------------------------------------------------------------
                  Closing through 9/30/99                           5.25x
                  ----------------------------------------------------------------
                  10/1/99 - 12/31/99                                5.00x
                  ----------------------------------------------------------------
                  1/1/00 - 3/31/00                                  4.50x
                  ----------------------------------------------------------------
                  4/1/00 - 6/30/00                                  5.50x
                  ----------------------------------------------------------------
                  7/1/00 - 9/30/00                                  5.35x
                  ----------------------------------------------------------------
                  10/1/00 - 12/31/00                                5.25x
                  ----------------------------------------------------------------
                  1/1/01 - 3/31/01                                  5.15x
                  ----------------------------------------------------------------
                  4/1/01 - 6/30/01                                  4.95x
                  ----------------------------------------------------------------
                  7/1/01 - 9/30/01                                  4.70x
                  ----------------------------------------------------------------
                  10/1/01 - 12/31/01                                4.50x
                  ----------------------------------------------------------------


                                        7


                  1/1/02 - 3/31/02                                  4.30x
                  ----------------------------------------------------------------
                  4/1/02 - 6/30/02                                  4.10x
                  ----------------------------------------------------------------
                  7/1/02 - 9/30/02                                  3.90x
                  ----------------------------------------------------------------
                  10/1/02 - 12/31/02                                3.75x
                  ----------------------------------------------------------------
                  1/1/03 - 3/31/03                                  3.65x
                  ----------------------------------------------------------------
                  4/1/03 - 6/30/03                                  3.50x
                  ----------------------------------------------------------------
                  7/1/03 - 9/30/03                                  3.35x
                  ----------------------------------------------------------------
                  10/1/03 - 12/31/03                                3.20x
                  ----------------------------------------------------------------
                  Thereafter                                        3.00x
                  ----------------------------------------------------------------



                  (o) Subsection 10.1 is amended by inserting the following definitions in their proper alphabetical order and where, necessary, deleting the existing definition:

                  "CONSENTING LENDER" or "CONSENTING LENDERS" means each Lender under the Agreement that consents to and is a signatory to the First Amendment.

                  "FIRST AMENDMENT" means that certain Consent, Waiver and First Amendment to Credit Agreement dated as of June 15, 2000, entered into by and between Borrower and Consenting Lenders.

                  "FIRST AMENDMENT CLOSING DATE" means June 15, 2000.

                  "ITS COMPANIES" means those companies formed in connection with the acquisition of Industrial and Telecommunications Systems S.C.A., a Belgian company ("ITS OpCo") and Industrial and Telecommunications Systems SPRL, a Belgian company ("ITS MgmtCo"), including Cherokee Netherlands I B.V., Cherokee Netherlands II B.V., and Cherokee Belgium I.

                  "PRO RATA SHARE" means (a) with respect to a Lender's obligation to lend a portion of the Term Loan A and receive payments of interest and principal with respect thereto, the percentage obtained by dividing (i) such Lender's commitment to make a portion of the Term Loan A, as set forth on the signature page of this Agreement opposite such Lender's signature or in the most recent Assignment and Acceptance Agreement, if any, executed by such Lender, by
(ii) all such commitments of all Lenders to make the Term Loan A, (b) with respect to a Lender's obligation to lend a portion of the Term Loan B and receive payments of interest and principal with respect thereto, the percentage obtained by dividing (i) such Lender's commitment to make a portion of the Term Loan B, as set forth on the signature page of the First Amendment opposite such Lender's signature or in the most recent Assignment and Acceptance Agreement, if any, executed by such Lender, by (ii) all such commitments of all Lenders to make the Term Loan B, (c) with respect to a Lender's obligation to make Revolving Loans and receive payments of interest and principal with respect thereto (and with respect to the related commitment fee described in subsection 1.2(B)) and with respect to a Lender's obligation to share in Risk Participation Liability (and with respect to the related Risk Participation Liability fee described in subsection 1.2(C)), the percentage obtained by dividing (i) such Lender's commitment to make Revolving Loans, as set forth on the signature page of this Agreement opposite such Lender's signature or in the most recent Assignment and Acceptance Agreement, if any, executed by such Lender, by (ii) all such commitments of all Lenders to make Revolving Loans and (d) with respect to all other matters (including without limitation the indemnification obligations arising under subsection 8.2(E)), the percentage obtained by dividing (i) the sum of the then outstanding portion of the Term Loans which was funded by such Lender, PLUS the commitment of such Lender to make Revolving Loans, as set forth on the signature page of this Agreement opposite such Lender's signature or in the most recent Assignment and Acceptance Agreement, if any, executed by such Lender, by (ii) the sum of the then outstanding Term Loans, PLUS the aggregate Revolving Loan Commitment.

                  "SECURITY DOCUMENTS" means all instruments, documents and agreements executed by or on behalf of any Person to guaranty or provide collateral security with respect to the Obligations including, without limitation, any security agreement or pledge agreement, the Tri-Party Agreement Re: Payment Procedures, any guaranty of the Obligations, any mortgage or deed of trust, and all instruments, documents and agreements executed pursuant to the terms of the foregoing.

                  "SCHEDULED INSTALLMENTS" means the Term Loan A Scheduled Installments and the Term Loan B Scheduled Installments.

                  "TERM LOAN B LENDER" or "TERM LOAN B LENDERS" means each Lender that lends a portion of the Term Loan B as indicated on the signature pages attached hereto.

                  "TERM LOANS" means the Term Loan A and the Term Loan B, and "TERM LOAN" means any one of them.

                  "TRI-PARTY AGREEMENT RE: PAYMENT PROCEDURES" means the that certain Tri-Party Agreement Re: Payment Procedures among Borrower, Agent and Cherokee Netherlands I B.V. dated on or about the First Amendment Closing Date, as from time to time amended or modified in accordance with the terms thereof.

                  (p) The term "Term Loan" appearing in (i) the definition of "Total Indebtedness to Pro Forma EBITDA Ratio in Subsection 1.2(A) of the Credit Agreement, (ii) the final paragraph of Subsection 1.2(A), (iii) Subsections 1.5(B) through 1.5(E), (iii) Subsection 6.3, (iv) Subsection 6.5,
(v) Subsection 8.1, (vi) Subsection 8.6(B), and (vii) the definitions of "Loan", "Loans", and "Requisite Lenders" in Subsection 10.1 of the Credit Agreement is hereby deleted and the phrase "Term Loans" inserted in lieu thereof.

         3.       WAIVERS.          Each of the following waivers is a limited
waiver and shall not be deemed to constitute a waiver of any other Event of Default or any future breach of the Agreement or any of the other Loan Documents.

                  (a) Agent and Consenting Lenders, other than Bank Austria Creditanstalt Corporate Finance, Inc. ("Bank Austria"), hereby waive the requirement pursuant to Subsection 1.5(B) that the Borrower make a prepayment of Excess Cash Flow for the 1999 fiscal year. The preceding sentence notwithstanding, and pursuant to Subsection 1.5(B), Borrower shall deliver to Agent, for the account of Bank Austria, an amount equal to Bank Austria's Pro Rata Share of the Excess Cash Flow prepayment otherwise payable to Bank Austria for fiscal year 1999 pursuant to

Subsection 1.5(B). Agent and Consenting Lenders hereby agree that such prepayment shall be applied solely to Bank Austria.

                  (b) In connection with, and solely limited to, Borrower's acquisition of ITS and the formation of the various companies in connection thereto (the "Acquisition"), as contemplated herein, Agent and the Consenting Lenders hereby waive the following requirements under the Agreement: (i) that the Borrower make a prepayment pursuant to Subsection 1.5(D) as a result of the issuance of new securities arising out of the Acquisition; (ii) the restrictions pursuant to Subsection 3.6(d) on the purchase of all or a substantial part of the business or assets of a Person, other than Permitted Acquisitions; (iii) the restrictions pursuant to Subsection 3.8 on transactions with affiliates; and
(iv) the restriction pursuant to Subsection 3.13 on the creation or acquisition of any new Subsidiary.

         4. CONSENT. Agent and Lenders hereby consent, subject to the satisfaction of the conditions described in Section 5 below, to the acquisition by the Borrower of ITS and the use of proceeds of up to $12,000,000.00 of Revolving Loans to pay a portion of the purchase price of the Acquisition.

         5. CONDITIONS. The effectiveness of this Amendment is subject to the following conditions precedent (unless specifically waived in writing by Agent):

                  (a) Borrower and the Requisite Lenders shall have executed and delivered this Amendment, and such other documents and instruments as Agent may require shall have been executed and/or delivered to Agent;

                  (b) All proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to Agent and its legal counsel;

                  (c) No Default or Event of Default shall have occurred and be continuing;

                  (d) Borrower shall have paid Agent (i) for the benefit of Consenting Lenders, other than Bank Austria, an amendment fee of .25% of each Consenting Lender's aggregate commitments as in effect immediately prior to the execution of this Amendment, (ii) for the benefit of Term Loan B Lenders an amendment fee in the amount of 1.50% of the amount of Term Loan B, payable to each Lender based upon its Pro Rata Share of Term Loan B, and (iii) all expenses, including reasonable attorney's fees, incurred by the Agent in connection with the preparation, negotiation and execution of this Amendment and the other documents executed in connection therewith;

                  (e) The Acquisition shall have been consummated and in connection therewith the Agent shall have received: (i) a pledge agreement pledging 65% of the capital stock or similar equity interest, whether certificated or uncertificated, of Cherokee Netherlands I B.V., (ii) a deed of pledge pledging 65% of the capital stock or similar equity interest, whether certificated or uncertificated, of Cherokee Netherlands I B.V., (iii) a pledge agreement pledging 65% of the capital stock or similar equity interest, whether certificated or uncertificated, of Cherokee Netherlands II B.V., (iv) a deed of pledge pledging 65% of the capital stock or similar equity interest, whether certificated or uncertificated, of Cherokee Netherlands II B.V., (v) an opinion of Dutch counsel that the Agent has a perfected first priority security interest in such stock, (vi) an opinion of Borrower's United States counsel as to the validity and enforceability of this Amendment and the other documents executed in connection herewith, (vii) a Term Loan B Note for each Term Loan B Lender, (viii) evidence reasonably satisfactory to the Agent that the aggregate consideration paid for the Acquisition does not exceed $55,000,000.00, approximately $34,300,000.00 of which shall have been contributed in cash by the shareholders of the Borrower, and (ix) an officer's certificate of the Borrower certifying that the incurrence of the Indebtedness in connection with the Acquisition does not violate the provisions of that certain Indenture, dated as of April 30, 1999 (the "Indenture"), by and among Borrower and Cherokee International Finance, Inc., as Issuers, and Firstar Bank of Minnesota, N.A., as Trustee. Borrower hereby agrees that Agent's failure to receive the documents referenced in and pursuant to this Subsection 5(e) via (i) facsimile on the First Amendment Closing Date and (ii) overnight delivery within four Business Days of the First Amendment Closing Date will constitute an Event of Default under the Agreement.

                  (f) Agent shall receive (a) via facsimile within one day of the First Amendment Closing Date and (b) via overnight delivery within four Business Days of the First Amendment Closing Date (i) a pledge agreement pledging 100% of the membership interests of Borrower owned by OCM/GFI Cherokee Investments II, Inc., together with an assignment separate from certificate relating thereto and the original membership interest certificate evidencing such membership interests, (ii) an opinion from the general counsel of OCM/GFI Cherokee Investments II, Inc. as to the validity and enforceability of said pledge agreement and that Agent has a perfected first priority security interest in such membership interests, (iii) a reliance letter addressed to the Agent from the seller's Dutch counsel covering the seller's obligations under the ITS acquisition documents. Borrower hereby agrees that Agent's failure to receive the documents referenced in and pursuant to this Subsection 5(f) will constitute an Event of Default under the Agreement, and (iv) delivery of all membership interest certificates relating to the Pledge Agreements (as defined below) which evidence the membership interests described on the applicable Exhibits A-1 through A-9 attached hereto .

         6. REPRESENTATIONS AND WARRANTIES. To induce Agent and Lenders to enter into this Amendment, Borrower represents and warrants to Agent and
Lenders:

                  (a) that the execution, delivery and performance of this Amendment has been duly authorized by all requisite limited liability action on the part of Borrower and that this Amendment has been duly executed and delivered by Borrower; and

                  (b) that, except as set forth on the schedules attached hereto, each of the representations and warranties set forth in Section 5 of the Agreement (other than those which, by their terms, specifically are made as of certain date prior to the date hereof) are true and correct in all material respects as of the date hereof.

         7. SEVERABILITY. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

         8. REFERENCES. Any reference to the Agreement contained in any document, instrument or agreement executed in connection with the Agreement shall be deemed to be a reference to the Agreement as modified by this Amendment.

         9. COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which shall constitute an original, but all of which taken together shall be one and the same instrument.

         10. RATIFICATION. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions of the Agreement and shall not be deemed to be a consent to the modification or waiver of any other term or condition of the Agreement. Except as expressly modified and superseded by this Amendment, the terms and provisions of the Agreement are ratified and confirmed and shall continue in full force and effect.

         11. SENIOR INDEBTEDNESS. The Obligations, including, without limitation, the principal of, and interest on, Term Loan B, shall constitute "Senior Indebtedness"under the Indenture and the Borrower hereby certifies that the incurrence of such Indebtedness does not violate the provisions of said Indenture.

         12. PLEDGE AGREEMENTS. Reference is hereby made to the following membership interest pledge agreements dated as of April 30, 1999 relating to the pledge of membership interests of the Borrower (collectively, the "Pledge Agreements"):

         a. Member Interest Pledge Agreement by and between Cherokee Investor Partners and Heller

         b. Member Interest Pledge Agreement by and between Bikor and Heller

         c. Member Interest Pledge Agreement by and between Ganpat I. Patel and Manju G. Patel, Trustees of the Patel Family Trust dated July 17, 1987 ("Patel Family Trust") and Heller

         d. Member Interest Pledge Agreement by and between Rita Patel, Trustee of the Ganpat Patel 1997 Irrevocable Trust I dated November 3, 1997 ("Ganpat Patel Trust I") and Heller

         e. Member Interest Pledge Agreement by and between Rita Patel, Trustee of the Ganpat Patel 1997 Irrevocable Trust II dated November 3, 1997 ("Ganpat Patel Trust II") and Heller

         f. Member Interest Pledge Agreement by and between Rita Patel, Trustee of the Ganpat Patel 1997 Irrevocable Trust III dated November 3, 1997 ("Ganpat Patel Trust III") and Heller

         g. Member Interest Pledge Agreement by and between Rita Patel, Trustee of the Manju Patel 1997 Irrevocable Trust I dated November 3, 1997 ("Manju Patel Trust I") and Heller

         h. Member Interest Pledge Agreement by and between Rita Patel, Trustee of the Manju Patel 1997 Irrevocable Trust II dated November 3, 1997 ("Manju Patel Trust II") and Heller

         i. Member Interest Pledge Agreement by and between Rita Patel, Trustee of the Manju Patel 1997 Irrevocable Trust III dated November 3, 1997 and Heller

         As part of the acquisition by the Borrower of the ITS Companies, the various Pledgors (as such term is defined in the Pledge Agreements) are modifying their holdings of Pledged Shares (as such term is defined in the Pledge Agreements). Such Pledged Shares are required to be pledged to the Pledgee (as defined in the Pledge Agreements). Accordingly, effective as of the First Amendment Closing Date, a substitute Exhibit A to each Pledge Agreement in the form attached to this Amendment, as applicable, as Exhibit A-1 through A-9, reflecting certain changes in the membership ownership of the Pledgors shall apply to the various Pledge Agreements.



                  [remainder of page intentionally left blank]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed under seal and delivered by their respective duly authorized officers on the date first written above.


                                     CHEROKEE INTERNATIONAL, LLC


                                     By:  ____________________________________
                                     Name:____________________________________
                                     Title:  _________________________________






Consent, Waiver and First Amendment to Credit Agreement

                                     HELLER FINANCIAL, INC., as Agent and
                                     Lender


                                     By: ____________________________________
                                     Name:___________________________________
                                     Title: _________________________________

Commitment to make
Term Loan B:
$4,000,000.00

Percentage of Term Loan B:
50.00%









Consent, Waiver and First Amendment to Credit Agreement

                                     FLEET CAPITAL


                                     By: _____________________________________
                                     Name:____________________________________
                                     Title: __________________________________

Commitment to make
Term Loan B:
$2,000,000.00

Percentage of Term Loan B:
25.00%










Consent, Waiver and First Amendment to Credit Agreement

                                     U.S. BANK


                                     By: _____________________________________
                                     Name:____________________________________
                                     Title: __________________________________

Commitment to make
Term Loan B:
$2,000,000.00

Percentage of Term Loan B:
25.00%







Consent, Waiver and First Amendment to Credit Agreement

                                     KEY CORPORATE CAPITAL INC.


                                     By: ____________________________________
                                     Name:___________________________________
                                     Title: _________________________________








Consent, Waiver and First Amendment to Credit Agreement

                                     FINOVA CAPITAL CORPORATION


                                     By: ____________________________________
                                     Name:___________________________________
                                     Title: _________________________________











Consent, Waiver and First Amendment to Credit Agreement

                            CONSENT AND REAFFIRMATION

         The undersigned ("Guarantor") hereby (i) acknowledges receipt of a copy of the foregoing Consent, Waiver and First Amendment to Credit Agreement; (ii) consents to Borrower's execution and delivery thereof; (iii) agrees to be bound thereby; and (iv) affirms that nothing contained therein shall modify in any respect whatsoever its guaranty of the obligations of Borrower to Agent and Lenders pursuant to the terms of that certain Guaranty dated April 30, 1999 (the "Guaranty") and reaffirms that the Guaranty is and shall continue to remain in full force and effect. Although Guarantor has been informed of the matters set forth herein and has acknowledged and agreed to same, Guarantor understands that Agent and Lenders have no obligation to inform Guarantor of such matters in the future or to seek Guarantor's acknowledgment or agreement to future amendments or waivers, and nothing herein shall create such a duty.

         IN WITNESS WHEREOF, the undersigned has executed this Consent and Reaffirmation on and as of the date of such Amendment.

                                    CHEROKEE INTERNATIONAL FINANCE, INC.

                                    By: _______________________________________
                                    Name:______________________________________
                                    Title: ____________________________________







Consent, Waiver and First Amendment to Credit Agreement